Exhibit 4.2

MARSHALL & ILSLEY CORPORATION

Incorporated under the laws of the State of Wisconsin

NUMBER [            ]            [            ] SHARES

This certifies that [                                ] is the owner of [                                ] full paid and non-assessable PREFERRED Shares of the $1.00 par value, of Senior Preferred Stock, Series B transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon the surrender of this Certificate properly endorsed.

A statement in full, of all the designations, preferences, qualifications, limitations, restrictions and special or relative rights of the shares of each class authorized to be issued, will be furnished by the Corporation to any shareholder upon written request and without charge.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation, this [        ] day of [                    ] A.D. [            ].

Gina M. McBride, Secretary	Mark F. Furlong, President

For Value Received, [                    ] hereby sell, assign and transfer unto [                                ] Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint [                                ], Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated [                    ]

In presence of

[                                         ]                                         [                                        ]

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

This Corporation will upon request furnish any shareholder, without charge, information as to the number of each class of shares authorized and outstanding and a copy of the portions of the Restated Articles of Incorporation, as amended, and resolutions of the Board of Directors of the Corporation containing the designations, preferences, limitations and relative rights of all shares and any series thereof.

THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. EACH PURCHASER OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT IS NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. ANY TRANSFEREE OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THE SECURITIES REPRESENTED BY THIS INSTRUMENT EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT WHICH IS THEN EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHO NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO THE ISSUER OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

Certificate No. [                ] For [                ] Shares of $1.00 par value Senior Preferred Stock, Series B

Marshall & Ilsley Corporation

Dated [                    ]

Issued to: [                                        ]

Received this Certificate [                                ]

[                                                                     ]

By: [                                                     ]

Surrendered this Certificate [                    , 20    ]

[                                                                     ]

Transferred from [                                ]

Original Certificate No. [                                ]

Original Certificate Date [                                ]

No. of Origl. Shares [                                ]

No. of Shrs. Transf’d [                                ]

IF THIS CERTIFICATE IS SURRENDERED FOR TRANSFER SHOW DETAILS

New Certificate Issued to [                                ]

No. of New Certificate [                                ]

No. of Shares Transferred [                                ]

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